Exhibit 99.1

Radiant Logistics, Inc.
Unaudited Pro Forma Condensed
Consolidated Financial Information

Basis of Presentation

The accompanying unaudited pro forma condensed balance sheet as of March 31, 2011 gives effect to the acquisition of all of the issued and outstanding stock of DBA Distribution Services, Inc. ("DBA") by Radiant Logistics, Inc. (the "Company") as if the acquisition occurred on that date, including the Company's May 2011 election to exercise its right to convert $2.4 million in seller notes to equity. The accompanying unaudited pro forma condensed statements of operations for the nine months ended March 31, 2011 and the year ended June 30, 2010, give effect to the acquisition as if it occurred on the first day of each period presented.

Pro forma adjustments have been limited to only those adjustments that are: directly attributable to the transaction, factually supportable, and in the case of pro forma income statement adjustments, expected to have a continuing impact on the Company’s financial results.

The unaudited pro forma condensed financial information is provided for information purposes only and is not necessarily indicative of the results that would have occurred if the acquisition had occurred on the first day of each period presented. The unaudited pro forma financial statements should not be construed as being representative of future operating results or financial position of the Company and should be read in conjunction with the:

1)	Accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements;

2)
 The Company’s historical audited consolidated financial statements and notes thereto included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2010, as filed with the Securities and Exchange Commission on September 27, 2010;

3)
DBA historical audited financial statements and notes for the fiscal years ended August 31, 2010 and 2009 (included as Item 9.01 (a) within the 8-K filed with the Securities and Exchange Commission on behalf of DBA on April 12, 2011); and

4)	Form 8-K filed with the Securities and Exchange Commission by the Company on April 12, 2011 and the exhibits attached thereto.

RADIANT LOGISTICS, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Nine months ended March 31, 2011
(amounts in thousands, except share and per share information)

	Historical Statements
	Radiant Logistics, Inc.	Distribution by Air, Inc.	Pro Forma Adjustments		Pro Forma Consolidated
Revenue	$132,888	$74,715	$-		$207,603
Cost of transportation	91,562	65,497	(15,663)	(a)	141,396

Net revenues	41,326	9,218	15,663		66,207

Agent commissions	28,530	-	15,663	(a)	44,193
Personnel costs	4,695	5,446	-		10,141
Selling, general and administrative expenses	3,303	2,950	-		6,253
Depreciation and amortization	906	140	526	(b)	1,572

Total operating expenses	37,434	8,536	16,189		62,159

Income from operations	3,892	682	(526)		4,048

Other expense	(112)	(124)	(162)	(c)	(515)
			(117)	(d)

Income before income tax expense	3,780	558	(688)		3,533

Income tax benefit (expense)	(1,391)	(223)	261	(e)	(1,353)

Net income	2,389	335	(427)		2,180

Less: Net income attributable to non-controlling interest	(119)	-	-		(119)

Net income attributable to Radiant Logistics, Inc.	$2,270	$335	$(427)		$2,061

Basic earnings per common share	0.07				0.07

Diluted earnings per common share	0.07				0.06

Basic weighted average common	30,368,446		1,071,429	(f)	31,439,875
shares outstanding

Diluted weighted average common	31,543,046		1,071,429	(f)	32,614,475
shares outstanding

(a)	To reclassify station commisions from cost of transportation to a separate line item of operating costs consistent with the financial presentation of the Company.

(b)	To reflect amortization of acquired identifiable intangibles.

(c)	To reflect incremental interest expense at 4.0% associated with borrowings for the $5.4 million in cash paid at closing.

(d)	To reflect incremental interest expense at 6.5% associated with the $4.8 million in seller notes issued at closing (less the $2.4 million converted to equity effective May 31, 2011).

(e)	To reflect taxes.

(f)	To reflect the issuance of 1,071,429 shares in connection with the conversion of $2.4 million in DBA seller notes to equity.

RADIANT LOGISTICS, INC.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
Nine months ended March 31, 2011
(amounts in thousands)

	Historical Statements
	Radiant Logistics, Inc.	Distribution by Air, Inc.	Pro Forma Adjustments		Pro Forma Consolidated
Current assets:
Cash and cash equivalents	$61	$1,974	$(5,400)	(a)	$1,005
			5,400	(b)
			(1,030)	(d)

Accounts receivable, net	23,361	14,822	-		38,183
Current portion of employee receivable	16	-	-		16
Current portion of station receivable	95	-	-		95
Income tax deposit	-	41	-		41
Prepaid expenses and other current assets	916	438	(207)	(d)	1,147
Deferred tax asset	351	211	-		562

Total current assets	24,800	17,486	(1,237)		41,049

Furniture and equipment, net	866	527	-		1,393

Goodwill and acquired intangibles, net	2,370	-	5,930	(c)	9,695
			1,395	(e)
Employee receivable	41	-	-		41
Station receivable	127	-	-		127
Investment in real estate	40	-	-		40
Deposits & other assets	206	187	-		393
Deferred tax asset	188	266	-		454

	$28,638	$18,466	$6,088		$53,192

Current liabilities:
Notes payable	$-	$555	$(555)	(d)	$-
Accounts payable and accrued transportation costs	17,149	8,590	-		25,739
Commission payable	2,306	-	-		2,306
Accrued expenses	762	2,098	-		2,860
Income taxes payable	91	3	-		94
Capital lease obligations	-	58	-		58
Due former Adcom shareholder	34	-	-		34
Due former DBA shareholders	-	-	1,600	(f)	2,600
			1,800	(g)
			(800)	(h)
Other current liabilities	75	-	-		75

Total current liabilities	20,417	11,304	2,045		33,766

Long-term debt	4,611	682	5,400	(b)	10,011
			(682)	(d)
Other long term liabilities	659	272	3,200	(f)	2,531
			(1,600)	(h)
Capital lease obligations	-	138	-		138
Deferred tax liability	-	-	1,395	(e)	1,395

Total liabilities	25,687	12,396	9,758		47,841

Stockholders' equity
Common stock	16	5	(5)	(d)	17
			1	(h)
Additional paid in capital	8,462	605	(605)	(d)	10,861
			2,399	(h)
Treasury stock	(1,407)	(1,765)	1,765	(d)	(1,407)
Accumulated earning (deficit)	(4,197)	7,225	(7,225)	(d)	(4,197)

Noncontrolling interest	77	-	-		77

Total stockholders' equity	2,951	6,070	(3,670)		5,351

	$28,638	$18,466	$6,088		$53,192

(a)	To reflect payment of $5.4 million in cash paid at closing.
(b)	To reflect $5.4 million of incremental borrowings in connection with the transaction.
(c)	To reflect goodwill and other acquired intangibles.
(d)	To reflect the payment of founder notes satisfied at closing and the elimination of equity balances.
(e)	To reflect the deferred tax liability associated with the intangible assets
(f)	To reflect issuance of $4.8 million in seller notes payable over three years.
(g)	To reflect integration payment of $1.8 million in connection with the transaction, due not later than 18 months after consummation of the transaction.
(h)	To reflect the May 2011 exercise of Forced Conversion Rights whereby the Company converted $2.4 million of DBA seller notes to equity.

RADIANT LOGISTICS, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year ended June 30, 2010
(amounts in thousands, except share and per share information)

	Historical Statements
	Radiant Logistics, Inc.	Distribution by Air, Inc.	Pro Forma Adjustments		Pro Forma Consolidated
Revenue	$146,716	$87,345	$-		$234,061
Cost of transportation	101,086	75,803	(17,700)	(a)	159,189

Net revenues	45,630	11,542	17,700		74,872

Agent commissions	31,377	-	17,700	(a)	49,077
Personnel costs	5,882	7,014	-		12,896
Selling, general and administrative expenses	4,295	4,081	-		8,376
Depreciation and amortization	1,598	224	928	(b)	2,750

Total operating expenses	43,152	11,319	18,628		73,099

Income from operations	2,478	223	(928)		1,773

Other expense	694	40	(216)	(c)	362
			(156)	(d)

Income before income tax expense	3,172	263	(1,144)		2,291

Income tax benefit (expense)	(1,094)	(119)	435	(e)	(778)

Net income	2,078	144	(709)		1,513

Less: Net income attributable to non-controlling interest	(119)	-	-		(119)

Net income attributable to Radiant Logistics, Inc.	$1,959	$144	$(709)		$1,394

Basic earnings per common share	0.06				0.04

Diluted earnings per common share	0.06				0.04

Basic weighted average common	32,548,492		1,071,429	(f)	33,619,921
shares outstanding

Diluted weighted average common	32,720,019		1,071,429	(f)	33,791,448
shares outstanding

(a)	To reclassify station commisions from cost of transportation to a separate line item of operating costs consistent with the financial presentation of the Company.

(b)	To reflect amortization of acquired identifiable intangibles.

(c)	To reflect incremental interest expense at 4.0% associated with borrowings for the $5.4 million in cash paid at closing.

(d)	To reflect incremental interest expense at 6.5% associated with the $4.8 million in seller notes issued at closing (less the $2.4 million converted to equity effective May 31, 2011).

(e)	To reflect taxes.

(f)	To reflect the issuance of 1,071,429 shares in connection with the conversion of $2.4 million in DBA seller notes to equity.